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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in this registration statement of Mattel, Inc. on Form S-8 of our report dated March 26, 1999 relating to the financial statements and financial statement schedule, which appears in The Learning Company, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 2, 1999.

/s/ PricewaterhouseCoopers LLP
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PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
May 20, 1999